UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of the Security Holders.

On November 5, 2019, Coty Inc. (the “Company”) held its annual meeting of stockholders via the internet at http://www.virtualshareholdermeeting.com/Coty2019 (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders voted on the three proposals listed below, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on September 25, 2019 (the “Proxy Statement”). There were 707,989,432 shares of Class A Common Stock present at the beginning of the Annual Meeting in person or by proxy, which represented 93.86% of all shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A Common Stock were entitled to one vote per share held as of the close of business on September 12, 2019, the Record Date.

Final voting results are shown below.

Each proposal was determined by a majority of votes cast, except that the election of directors was determined by plurality vote.

1.	Election of Directors

The following directors were elected to the Board of Directors of the Company:

Director	For	Withheld	Broker Non-Votes

Beatrice Ballini	691,284,719	646,850	16,057,863
Sabine Chalmers	689,069,783	2,861,786	16,057,863
Joachim Creus	667,806,277	24,125,292	16,057,863
Pierre Denis	691,296,553	635,016	16,057,863
Olivier Goudet	667,145,484	24,786,085	16,057,863
Peter Harf	571,392,298	120,539,271	16,057,863
Pierre Laubies	668,667,214	23,264,355	16,057,863
Paul S. Michaels	657,219,096	34,712,473	16,057,863
Erhard Schoewel	591,562,718	100,368,851	16,057,863
Robert Singer	689,164,743	2,766,826	16,057,863

Each of the ten nominees for director was elected to serve until the next annual meeting of stockholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. Approval of Advisory Resolution on Named Executive Officer Compensation

The stockholders approved the advisory resolution on Named Executive Officer Compensation.

For	Against	Abstain	Broker Non-Votes

465,886,911	220,475,266	5,569,392	16,057,863

3. Ratification of Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020.

For	Against	Abstain	Broker Non-Votes

698,345,835	9,413,223	230,374	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: November 12, 2019	By:	/s/ Greerson G. McMullen
Greerson G. McMullen
Chief Legal Officer, General Counsel and Secretary